UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 15, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

Exchange Offers and Consent Solicitation

As previously announced, on January 7, 2026, Constellation Energy Corporation (Nasdaq: CEG), a Pennsylvania corporation (“CEG Parent”) and Constellation Energy Generation, LLC, a Pennsylvania limited liability company (“Constellation”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated January 10, 2025 (the “Merger Agreement”), by and among CEG Parent, Calpine Corporation, a Delaware corporation (“Calpine”), CPN CS Holdco Corp., a Delaware corporation and wholly owned subsidiary of Calpine (“New Company”), CPN CKS Corp., a Delaware corporation and wholly owned subsidiary of New Company (“Company Merger Sub”), Cascade Transco Inc., a Delaware corporation and an indirect, wholly owned subsidiary of CEG Parent (“First Merger Sub”), Cascade Transco – 1, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of CEG Parent (“Second Merger Sub”), and Volt Energy Holdings GP, LLC, a Delaware limited liability company, solely in its capacity as the representative of the stockholders of Calpine. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement. As a result of the transactions contemplated by the Merger Agreement, Calpine became a wholly owned subsidiary of Constellation.

Upon closing, Calpine (as a wholly owned subsidiary of Constellation) remained the issuer of (i) $650 million in aggregate principal amount of 4.625% Senior Notes due 2029 (the “2029 Senior Notes”); (ii) $850 million in aggregate principal amount of 5.000% Senior Notes due 2031 (the “2031 Senior Notes”) and (iii) $900 million in aggregate principal amount of 3.750% Senior Secured Notes due 2031 (the “2031 Senior Secured Notes” and, together with the 2029 Senior Notes and the 2031 Senior Notes, the “Calpine Notes”). On January 15, 2026 (the “Settlement Date”), Constellation completed its previously announced private offers to exchange any and all of the outstanding Calpine Notes for, to the extent held by eligible holders, newly issued (i) 4.625% Senior Notes due 2029 (“New 2029 Senior Notes”), (ii) 5.000% Senior Notes due 2031 (“New February 2031 Senior Notes”) and (iii) 3.750% Senior Notes due 2031 (“New March 2031 Senior Notes,” and, together with the New 2029 Senior Notes and the New February 2031 Senior Notes, the “Constellation Notes”) by Constellation having the same interest payment dates, maturity dates and interest rates as the Calpine Notes (each, an “Exchange Offer”, and collectively, the “Exchange Offers”). In connection with the Exchange Offers, Constellation also solicited consents (the “Consent Solicitations”) on behalf of Calpine from eligible holders to amend the Calpine Notes and the related indentures under which they were issued (the “Calpine Indentures”) to eliminate substantially all of the restrictive covenants, restrictive provisions and events of default, other than payment-related and bankruptcy-related events of default (the “Proposed Amendments”).

Pursuant to the Exchange Offers and Consent Solicitations, $2,289,722,000 aggregate principal amount of Calpine Notes were validly tendered and subsequently accepted. Such accepted Calpine Notes have been retired and canceled and will not be reissued.

The Exchange Offers have expired, and are no longer open to participation by any eligible holders of the Calpine Notes.

Following receipt of the requisite number of consents to adopt the Proposed Amendments with respect to the Calpine Notes and the Calpine Indentures, on the Settlement Date, Calpine entered into supplemental indentures with the trustee for the Calpine Notes to effect the Proposed Amendments. Reference is made to the supplemental indentures attached to this report as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3.

Constellation Notes

The Constellation Notes were issued under an indenture, dated as of September 28, 2007, between Constellation and U.S. Bank Trust Company, National Association, as trustee.

The New 2029 Senior Notes will bear interest at the rate of 4.625% per year. The New February 2031 Senior Notes will bear interest at the rate of 5.000% per year. The New March 2031 Senior Notes will bear interest at the rate of 3.750% per year.

Interest on the New 2029 Senior Notes and New February 2031 Senior Notes is payable on February 1 and August 1 of each year, beginning on February 1, 2026. Interest on the New March 31 Senior Notes is payable on March 1 and September 1 of each year, beginning on March 1, 2026.

The New 2029 Senior Notes will mature on February 1, 2029. The New February 2031 Senior Notes will mature on February 1, 2031. The New March 2031 Senior Notes will mature on March 1, 2031.

The Constellation Notes are subject to optional redemption as provided in the New 2029 Senior Notes, the New February 2031 Senior Notes and the New March 2031 Senior Notes.

Reference is made to the Form of New 2029 Senior Note attached as Exhibit 4.4, the Form of New February 2031 Senior Note attached as Exhibit 4.5 and the Form of New March 2031 Senior Note attached as Exhibit 4.6 for additional covenants, events of default and other terms and conditions of the Senior Notes.

Section 2 – Financial Information
Item 2.03(a). Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of January 15, 2026, among Calpine Corporation and Wilmington Trust, National Association, as trustee.
4.2	First Supplemental Indenture, dated as of January 15, 2026, among Calpine Corporation and Wilmington Trust, National Association, as trustee.
4.3	Second Supplemental Indenture, dated as of January 15, 2026, among Calpine Corporation, the guarantors party thereto and Wilmington Trust, National Association, as trustee.
4.4	Form of New 2029 Senior Note.
4.5	Form of New February 2031 Senior Note.
4.6	Form of New March 2031 Senior Note.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This combined Current Report on Form 8-K is being furnished separately by Constellation Energy Corporation and Constellation Energy Generation, LLC, (collectively, the “Registrants”). Information contained herein relating to one of the Registrants has been furnished by such Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect the Registrants’ current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the exchange offers, the consent solicitations, the expected timing and likelihood of completion of the exchange offers and consent solicitations, the pro forma combined company and its operations, strategies, plans, synergies, opportunities and anticipated future performance and capital structure. Information adjusted for the acquisition of Calpine Corporation should not be considered a forecast of future results. Although the Registrants believe these forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this Current Report on Form 8-K due to a number of factors, including, but not limited to the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the acquisition of Calpine Corporation or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this Current Report on Form 8-K could also have material adverse effects on forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2024 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2025 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer
Constellation Energy Corporation

CONSTELLATION ENERGY GENERATION, LLC

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

January 15, 2026

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of January 15, 2026, among Calpine Corporation and Wilmington Trust, National Association, as trustee.
4.2	First Supplemental Indenture, dated as of January 15, 2026, among Calpine Corporation and Wilmington Trust, National Association, as trustee.
4.3	Second Supplemental Indenture, dated as of January 15, 2026, among Calpine Corporation, the guarantors party thereto and Wilmington Trust, National Association, as trustee.
4.4	Form of New 2029 Senior Note.
4.5	Form of New February 2031 Senior Note.
4.6	Form of New March 2031 Senior Note.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.